UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on April 25, 2017.

UNITED STATES STEEL CORPORATION

UNITED STATES STEEL CORPORATION
600 GRANT STREET
SUITE 1500
PITTSBURGH, PA 15219

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	February 27, 2017
Date: April 25, 2017	Time: 8:00 AM
Location:	U.S. Steel Tower
33rd Floor
600 Grant Street Pittsburgh, PA 15219

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before April 11, 2017 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2, 4, 5 AND 6 AND 1 YEAR ON PROPOSAL 3.

Proposal 1. Election of Directors

1a.	Patricia Diaz Dennis

1b.	Dan O. Dinges

1c.	John G. Drosdick

1d.	John J. Engel

1e.	Murry S. Gerber

1f.	Stephen J. Girsky

1g.	Mario Longhi

1h.	Paul A. Mascarenas

1i.	Glenda G. McNeal

1j.	Robert J. Stevens

1k.	David S. Sutherland

1l.	Patricia A. Tracey

Proposal 2.	Approval, in a non-binding advisory vote, of the compensation of certain executive officers

Proposal 3.	Approval, in a non-binding advisory vote, of the frequency of the vote on the compensation of certain executives

Proposal 4.	Approval of an amendment to the 2016 Omnibus Incentive Compensation Plan to issue additional shares

Proposal 5.	Approval of the Amended and Restated Certificate of Incorporation

Proposal 6.	Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.